HSBC ADVISOR FUNDS TRUST

                    HSBC Investor Core Plus Fixed Income Fund


                       Supplement Dated December 21, 2006
                    to the Prospectus dated February 28, 2006


            At its December 4-5, 2006 meeting, the Board of Trustees of the HSBC Investor Funds approved the appointment of Halbis Capital Management (USA) Inc. ("Halbis") as sub-adviser to the master investment portfolio into which the Fund invests its assets. Halbis is a wholly owned subsidiary of Halbis Capital Management (UK) Limited and is an affiliate of the Fund's investment adviser, HSBC Investments (USA) Inc.

            This change will not result in any changes to the personnel managing the master investment portfolio or any investment advisory fees paid by the Fund.



         INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR
                                FUTURE REFERENCE